iTalk Inc Updates Shareholders on Status of 8-K Financial Audit and SEC Form 10 Filing

Delray Beach, Florida, June 8, 2016 - iTalk Inc. (OTCQB: TALK) (“iTalk” or the “Company”), a value added distributor and master agent for the wireless industry, is providing an update to shareholders and the investment community today regarding the progress of completing the audit of our subsidiary United Mobile Solutions’ 8- K financial statements for years 2014 and 2015 iTalk’s 10-Q.

In addressing these financial reporting requirements, management continues on a path focused toward fully integrating the recent acquisition United Mobile Solutions, United Prepaid and TouchPoint, which is expected to result in increased profitability and liquidity for the Company.

“Our audit process for the 8-K and 10-Q will take a bit longer than expected. We are diligently working with our auditors to complete the audit. We would like to thank shareholders for their patience and assure them that the Auditor is working as fast as possible to get them complete”.

About iTalk

iTalk is a full service solutions provider for the mobility industry, specializing in retail and wholesale distribution, master agent services, as well as providing turn key dealer portal and logistic solutions to our customers and dealers. We have positioned ourselves to stay ahead of the evolving mobile technology curve through our focus on creative value added services. Through our extensive offerings, iTalk has set itself apart by implementing innovative solutions to the customers and dealers of the carriers it serves. iTalk is a proud preferred distribution partner with the fastest growing Post Paid carrier in the nation as well as the number 1 fastest growing Prepaid Carrier in the nation. Through its extensive portfolio of capabilities and talent, iTalk is able to provide turn key solutions to meet the demands of today’s wireless industry and provide value added solutions to its growing network of resellers and eCommerce driven consumers. Our foundation is built on a solid distribution network, comprised of various channels enabling us to continue to source and develop innovative products and services while quickly deploying new emerging mobile technologies and brands into the marketplace. iTalk currently employs 30 people and is based in Norcross, GA with operations in San Antonio,TX, Dallas, TX, the Carolinas, Georgia and Miami, Florida, with planned expansion to growth markets throughout the United States.

For further information regarding iTalk Inc., contact:

iTalk Inc. - Investor Relations Dept.

E-mail: investor@italkmobility.com

Website: www.italkmobility.com

Forward Looking Statements: Statements about the Company’s future expectations and all other statements in this press release other than historical facts, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. Forward-looking statements in this report consist of, among other things, statements regarding the Company long-term financial goals for non-GAAP revenues, Non-GAAP operating costs and non-GAAP income from operations, all of which are based on current expectations, estimates, and forecasts, and the beliefs and assumptions of the Company’s management. The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management as well as assumptions made by and information currently available to the Company or its management. When used in this document, the words “anticipate,” “estimate,” “expect,” “intend,” “plans,” “projects,” and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of these uncertainties.